CAVANAL HILL FUNDS

Supplement dated December 30, 2016
to the
U.S. Treasury Fund Prospectus
for Select and Premier Shares
dated December 30, 2016

Select Shares and Premier Shares of the Cavanal Hill U.S. Treasury Fund are currently not available for sale.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.